Valued Advisers Trust

Angel Oak Multi-Strategy Income Fund

Supplement to the Prospectus dated May 30, 2014 (as amended)

Supplement dated November 26, 2014

Effective December 1, 2014, the Class C Shares of the Angel Oak Multi-Strategy Income Fund (the “Fund”) will no longer be available for purchase by existing or new investors.

* * * * * *

This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated May 30, 2014, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 625-3042.